Exhibit 10.1

ACQUISITION AND

STOCK EXCHANGE AGREEMENT

by and between

Green Automotive Company

a Nevada corporation,

and its wholly-owned subsidiary

Liberty Electric Cars, Ltd.

on the one hand

and

Going Green Limited

an England corporation

and its Shareholders

on the other hand

ACQUISITION AND STOCK EXCHANGE AGREEMENT

This ACQUISITION AND STOCK EXCHANGE AGREEMENT (the “Agreement”) is dated as of February 28, 2013 (the “Effective Date”), by and among Green Automotive Company, a Nevada corporation (“GACR”), its wholly-owned subsidiary, Liberty Electric Cars, Ltd. (“LEC”), on the one hand, and Going Green Limited, an England corporation (“GGL”), and the individuals identified on the signature page of this Agreement as shareholders of GGL (the “GGL Shareholders”).  Each of GACR, GGL, and the GGL Shareholders shall be referred to herein as a “Party” and collectively as the “Parties.”

W I T N E S S E T H

WHEREAS, the GGL Shareholders collectively own 100% of the issued and outstanding securities of GGL (the “GGL Shares”), as set forth in Exhibit A attached hereto;

WHEREAS, in April 2012 GGL and the GGL Shareholders entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with LEC and OICco Acquisition I, Inc. (“OICco”) under which the GGL Shareholders agreed to consummate a transaction with LEC if LEC went public, was acquired by a public company or merged with a public company, which all parties to the Share Purchase Agreement believed, at that time, would be OICco;

WHEREAS, the Share Purchase Agreement did not close with OICco, but LEC was later acquired by GACR, a public company;

WHEREAS, management of LEC has been assisting GGL with the day-to-operations of GGL and, as a result, is intimately familiar with GGL’s operations, financial statements, and overall condition;

WHEREAS, the GGL Shareholders desire to sell and GACR and LEC desire to purchase the GGL Shares, in accordance with the terms set forth in the Share Purchase Agreement and set forth herein.

NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations, and warranties herein contained, it is agreed between the Parties hereto as follows:

ARTICLE 1

SALE AND PURCHASE OF THE GGL SHARES

1.1

Sale of the GGL Shares.  At the Closing (as defined in Section 4.1), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties, and agreements herein contained, the GGL Shareholders shall sell to GACR and LEC and GACR and LEC shall purchase from the GGL Shareholders the GGL Shares.

1.2

Purchase Price.  As consideration for the purchase of the GGL Shares (the “Purchase Price”), GACR shall: (i) transfer to the GGL Shareholders, as set forth in Exhibit A, attached hereto and made a part hereof, that number of shares of GACR common stock that has a fair market value of $625,000 at Closing, based on the average closing price of GACR’s common stock on the three (3) trading days before the Closing Date (the “GACR Closing Shares”); and (ii) transfer to the creditors of GGL identified on Exhibit A that number of shares of GACR common stock that has a fair market value of £37,681 at Closing, based on the average closing price of GACR’s common stock on the three (3) trading days before the Closing Date (the “GACR Creditor Shares” and together with the GACR Closing Shares, the “GACR Securities”).  The GACR Securities shall be the entirety of the consideration for the GGL Shares.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

OF GGL

2.1

Representations and Warranties of GGL.  All parties acknowledge that LEC’s management is intimately familiar with GGL’s operations, financial statements and overall condition, and, as a result, GGL collectively, and each of them individually, represent and warrant that to the best of their knowledge, as of the date hereof and as of the Closing, as follows:

2.1.1

Authority of GGL and the GGL Shareholders; Transfer of GGL Shares.  GGL and the GGL Shareholders, have the full right, power, and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein.  This Agreement and all of the Exhibits attached hereto constitute the legal, valid, and binding obligation of GGL and the GGL Shareholders.  The GGL Shareholders shall transfer title in and to the GGL Shares to GACR and/or LEC free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands, and claims of any kind or nature whatsoever, whether direct or indirect or contingent.

2.1.2

Corporate Existence and Authority of GGL.  GGL is a corporation duly organized, validly existing, and in good standing under the laws of England.  GGL has all requisite power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its respective business as it has been and continues to be conducted.  GGL is in good standing in the United Kingdom.

2.1.3

Capitalization of GGL.  The authorized equity securities of GGL consists of 100,000 ordinary shares (“GGL Ordinary Shares”), par value £0.01, of which 48,000 shares of GGL Ordinary Shares are issued and allotted.  No other shares of capital stock of GGL are issued and outstanding.  All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and non-assessable.  There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by GGL which provide for the purchase, issuance or transfer of any shares of the capital stock of GGL nor are there any outstanding securities granted or issued by GGL that are convertible into any shares of the equity securities of GGL, and none is authorized.  GGL is not obligated or committed to purchase, redeem or otherwise acquire any of its equity.  All presently exercisable voting rights in GGL are vested exclusively in its outstanding shares of common stock, each share of common stock is entitled to one vote on every matter to come before its shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of GGL’s equity securities.

2.1.4

Subsidiaries.  “Subsidiary” or “Subsidiaries” means all corporations, trusts, partnerships, associations, joint ventures, or other Persons, as defined below, of which a corporation or any other Subsidiary of such corporation owns not less than twenty percent (20%) of the voting securities or other equity or of which such corporation or any other Subsidiary of such corporation possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts, or otherwise.  “Person” means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity.  GGL does not have any Subsidiaries.

2.1.5

Execution of Agreement.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify, or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law, or any other restriction of any kind to which GGL or the GGL Shareholders are a party or by which any of them or any of their properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription, or restriction on any property or asset (whether real, personal, mixed, tangible, or intangible), right, contract, agreement, or business of GGL or the GGL Shareholders; (c) violate any law, rule, or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on GGL or the GGL Shareholders or any of their respective actions.

2.1.6

Taxes.

2.1.6.1

All taxes, assessments, fees, penalties, interest, and other governmental charges with respect to GGL which have become due and payable as of the date hereof have been paid in full or adequately reserved against by GGL, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees’ income withholding, social security, and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

2.1.6.2

There are no agreements, waivers, or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against GGL, nor are there any actions, suits, proceedings, investigations, or claims now pending against GGL, nor are there any actions, suits, proceedings, investigations, or claims now pending against GGL in respect of any tax or assessment, or any matters under discussion with any federal, state, local, or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against GGL; and

2.1.6.3

The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against GGL.

2.1.7

Disputes and Litigation.  To the knowledge of GGL and the GGL Shareholders, there are no suits, actions, litigation, proceedings, investigations, claims, complaints, or accusations pending, threatened against, or affecting GGL except as noted on Schedule 2.1.7.

2.1.8

Compliance with Laws.  GGL has not received notice of any claimed violation of, any applicable federal, state, local, foreign, and other laws, rules, and regulations.

2.1.9

Guaranties.  GGL have not guaranteed any dividend, obligation, or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation, or indebtedness of GGL.

2.1.10

Books and Records.  GGL keeps its books, records, and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practices and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities, and equities.  The minute books of GGL contain records of GGL’s shareholder meetings and of action taken by such GGL Entity shareholders.  To the knowledge of GGL and of GGL’s Shareholders, the GGL’ shareholder meetings referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted.  The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.  The financial records of GGL are maintained in accordance with good bookkeeping practices and are sufficiently detailed that financial statements for the business can be prepared in accordance with generally accepted accounting principles (GAAP).

2.1.11

Securities Representations.  GGL and the GGL Shareholders, and each of them individually, hereby represent and warrant as of the date hereof and as of the Closing, as follows:

(a)

Purchase for Own Account.  Each of the GGL Shareholders represent that they are acquiring the GACR Securities solely for their own account and beneficial interest for investment and not for sale or with a view to distribution of the GACR Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(b)

Ability to Bear Economic Risk.  Each of GGL and the GGL Shareholders acknowledge that an investment in the GACR Securities involves a high degree of risk, and represents that they are able, without materially impairing their financial condition, to hold the GACR Securities for an indefinite period of time and to suffer a complete loss of their investment.

(c)

Access to Information.  GGL and the GGL Shareholders acknowledge that they have been furnished with such financial and other information concerning GACR, the directors and officers of GACR, and the business and proposed business of GACR as GGL and the GGL Shareholders consider necessary in connection with their investment in the GACR Securities.  As a result, GGL and the GGL Shareholders are thoroughly familiar with the proposed business, operations, properties, and financial condition of GACR and have discussed with officers of GACR any questions GGL and the GGL Shareholders may have had with respect thereto.  GGL and the GGL Shareholders understand:

(i)

The risks involved in this investment, including the speculative nature of the investment;

(ii)

The financial hazards involved in this investment, including the risk of losing GGL’ and the GGL Shareholders’ entire investment;

(iii)

The lack of liquidity and restrictions on transfers of the GACR common stock; and

(iv)

The tax consequences of this investment.

GGL and the GGL Shareholders have consulted with their own legal, accounting, tax, investment, and other advisers to the extent they deem appropriate with respect to the tax treatment of an investment by GGL and the GGL Shareholders in the GACR common stock and the merits and risks of an investment in the GACR common stock.  Nothing herein shall be deemed to limit, modify or be construed as a waiver of the indemnity of GACR or GGL and the GGL Shareholders set forth in Section 6.2.1 hereof.

(d)

Shares Part of Private Placement.  GGL and the GGL Shareholders have been advised that the GACR Securities they are receiving as the Purchase Price have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the GACR Securities is to be effected and the GACR Securities will be exchanged for the GGL Shares transferred to the GGL Shareholders in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Act and/or Regulation D as promulgated by the SEC under the Act, and under any applicable state blue sky authority.  GGL and the GGL Shareholders understand that GACR is relying in part on GGL’s and the GGL Shareholders’ representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding GGL’ and the GGL Shareholders’ representations, the GGL Shareholders have in mind merely acquiring the GACR Securities for resale on the occurrence or nonoccurrence of some predetermined event.  GGL and the GGL Shareholders have no such intention.

(e)

GGL and the GGL Shareholders Not Affiliated with GACR.  GGL and the GGL Shareholders, either alone or with their professional advisers, (i) are unaffiliated with, have no equity interest in, and are not compensated by, GACR or any affiliate or selling agent of GACR, directly or indirectly (other than as set forth in Schedule 2.1.11(e)); (ii) have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the GACR common stock; and (iii) have the capacity to protect their own interests in connection with their proposed investment in the GACR common stock.

(f)

Further Limitations on Disposition.  GGL and the GGL Shareholders further acknowledge that the GACR Securities are restricted securities under Rule 144 of the Act and, therefore, any certificates reflecting the ownership interest in the GACR Securities will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, GGL and the GGL Shareholders further agree not to make any disposition of all or any portion of the GACR Securities unless and until:

(i)

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)

Such GGL Entity or GGL Shareholder shall have obtained the consent of GACR and notified GACR of the proposed disposition and shall have furnished GACR with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by GACR, the GGL Entity or GGL Shareholder shall have furnished GACR with an opinion of counsel, reasonably satisfactory to GACR, that such disposition will not require registration under the Act or any applicable state securities laws

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such GGL Entity or GGL Shareholder to a partner (or retired partner) of such GGL Entity or GGL Shareholder, or transfers by gift, will, or intestate succession to any spouse or lineal descendants or ancestors if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were an GGL Entity or GGL Shareholder hereunder as long as the consent of GACR is obtained, which consent shall not be unreasonably withheld.

(g)

No Backup Withholding.  The Social Security Number or taxpayer identification shown in this Agreement is correct, and GGL Entity or GGL Shareholder is not subject to backup withholding because (i) GGL Entity or GGL Shareholder has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) neither the U.S Internal Revenue Service nor the U.K Inland Revenue Department has notified GGL Entity or GGL Shareholder that he or she is no longer subject to backup withholding.

2.1.12 Leases.  GGL and the GGL Shareholders either own or have valid and existing leases with all facilities where its offices are located or where any of GGL’ equipment or other assets are located.

2.1.13  Proxies.  For any holder of a proxy instrument granting such holder the right to vote on behalf of a GGL Shareholder is signing this Agreement pursuant to such proxy, and such proxy holder represents that the proxy instrument is in full force and effect as of the date of signing this Agreement and at Closing, and is proper in all respects to grant the signor the authority to sign on behalf of the GGL Shareholder and bind the GGL Shareholder to all terms of this Agreement.

2.1.14

GGL Shareholders.  None of the GGL Shareholders are a "U.S. person" as that term is defined in Rule 902 of Regulation S, except one (resident of Nevada) and none, except the one U.S. resident, are acquiring the securities for the account or benefit of any U.S. person

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF GACR

3.1

Representations and Warranties of GACR.  To induce GGL and the GGL Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, GACR (which, for purposes of this Section 3.1, shall include GACR’s Subsidiaries) represent and warrant, as of the date hereof and as of the Closing, as follows:

3.1.1

Authority of GACR.  GACR has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein.  This Agreement and all of the Exhibits attached hereto constitute the legal, valid, and binding obligation of GACR.

3.1.2

Corporate Existence and Authority of GACR.  GACR is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.  It has all requisite corporate power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted.  The corporation is in good standing in each state, nation, or other jurisdiction in each state, nation, or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

3.1.3

Capitalization of GACR.  The authorized equity securities of GACR consist of 900,000,000 shares of common stock, par value $0.001 per share, of which approximately 328,301,468 are currently issued and outstanding as of the date hereof (not including the GACR Securities that are the subject of this Agreement), and 100,000,000 shares of preferred stock, par value $0.001 per share, of which 10,830,000 are currently issued and outstanding as of the date hereof with 830,000 shares being shares of Series A Convertible Preferred Stock, and 10,000,000 shares being share of Series B Convertible Preferred Stock.  Except as set forth in Schedule 3.1.3, no other shares of capital stock of GACR are issued and outstanding.  All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules, and regulations and are fully paid and nonassessable.  All presently exercisable voting rights in GACR are vested exclusively in its outstanding shares of preferred and common stock, each share of GACR common stock is entitled to one vote on every matter to come before its stockholders,  and each share of Series A Convertible Preferred Stock  and Series B Convertible Preferred Stock has that number of votes equal to the sum derived from multiplying the number of shares of GACR common stock outstanding (on a fully diluted basis) as of the date of the vote by .000001, then multiplying by the number of shares of Series A or B Preferred Stock held by such holder of  Series A or B Convertible Preferred Stock, on all matters on which GACR’s common stockholders are entitled to vote.  Other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of GACR’s equity securities.

3.1.4

Subsidiaries.  GACR has three (3) wholly-owned Subsidiaries: GAC Automotive Services Inc., Liberty Automotive Group, Inc. (formerly GAC EV Motors Inc.), and Newport Coachworks, Inc.  GAC Automotive Services, Inc. and Liberty Automotive Group are both Nevada corporations and Newport Coachworks, Inc. is a California corporation. Liberty Automotive Group, Inc. has one Subsidiary:   Liberty Electric Cars Limited (“LEC”).

3.1.5

Execution of Agreement.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify, or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law, or any other restriction of any kind to which GACR is a party or by which it or any of its properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription, or restriction on any property or asset (whether real, personal, mixed, tangible, or intangible), right, contract, agreement, or business of GACR; (c) violate any law, rule, or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on GACR or any of their actions.

3.1.6

Taxes.

3.1.6.1

All taxes, assessments, fees, penalties, interest, and other governmental charges with respect to GACR which have become due and payable as of the date hereof have been paid in full or adequately reserved against by GACR, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees’ income withholding, social security, and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

3.1.6.2

There are no agreements, waivers, or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against GACR, nor are there any actions, suits, proceedings, investigations, or claims now pending against GACR, nor are there any actions, suits, proceedings, investigations, or claims now pending against GACR in respect of any tax or assessment, or any matters under discussion with any federal, state, local, or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against GACR; and

3.1.6.3

The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against GACR.

3.1.7

Disputes and Litigation.  Except as set forth in Schedule 3.1.7, (a) there are no suits, actions, litigation, proceedings, investigations, claims, complaints, or accusations pending, threatened against, or affecting GACR or any of their properties, assets, or business or to which it is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign, or other governmental department, commission, board, bureau, agency, or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning, or building laws, regulations, or ordinances which affect or could affect GACR or any of its properties, equipment, assets, or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment, or award by any court, arbitrator, or governmental body against or affecting GACR or any of their properties, assets, or businesses.  There is no litigation, proceeding, investigation, claim, complaint, or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of GACR or any such person’s heirs, executors, or administrators as against GACR, except as noted on Schedule 3.1.7.

3.1.8

Compliance with Laws.  GACR has at all times been, and presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign, and other laws, rules, and regulations.  GACR has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local, or foreign governmental agency and all such returns, reports, documents, and information are true and complete in all respects.  All permits, licenses, orders, franchises, and approvals of all federal, state, local, or foreign governmental or regulatory bodies required of GACR for the conduct of their businesses have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval.  Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by GACR.

3.1.9

Guaranties.  GACR has not guaranteed any dividend, obligation, or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation, or indebtedness of GACR.

3.1.10

Books and Records.  GACR keep their books, records, and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practices and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities, and equities.  The minute books of GACR contain records of shareholder meetings and of action taken by such shareholders.  The shareholder meetings referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted.  The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.  GACR is listed on the OTC Markets “Pink Sheets” under the ticker symbol “GACR” and is a ’34 Act reporting company, with its filings located on the Edgar system at www.sec.gov.  GACR’s historical filings are posted on the OTC Markets website at www.otcmarkets.com under GACR, and all filings are correct in all material respects and the financial statements contained therein are prepared in accordance with generally accepted accounting principles (GAAP).

3.1.11

Securities Representations.  GACR hereby represents and warrants as of the date hereof and as of the Closing, as follows:

(a)

Purchase for Own Account.  GACR represents that it is acquiring the GGL Shares solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the GGL Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(b)

Ability to Bear Economic Risk.  GACR acknowledges that an investment in the GGL Shares involves a high degree of risk, and represents that it is able, without materially impairing their financial condition, to hold the GGL Shares for an indefinite period of time and to suffer a complete loss of their investment.

(c)

Access to Information.  GACR acknowledges that it has been furnished with such financial and other information concerning GGL, the directors and officers of GGL, and the business and proposed business of GGL as GACR considers necessary in connection with their investment in the GGL Shares.  As a result, GACR is thoroughly familiar with the proposed business, operations, properties, and financial condition of GGL and have discussed with officers of GGL any questions GACR may have had with respect thereto.  GACR understands:

(i)

The risks involved in this investment, including the speculative nature of the investment;

(ii)

The financial hazards involved in this investment, including the risk of losing GACR’s entire investment;

(iii)

The lack of liquidity and restrictions on transfers of the GGL Shares; and

(iv)

The tax consequences of this investment.

GACR has consulted with their own legal, accounting, tax, investment, and other advisers to the extent they deem appropriate with respect to the tax treatment of an investment by GACR in the GGL Shares and the merits and risks of an investment in the GGL Shares.  Nothing herein shall be deemed to limit, modify or be construed as a waiver of the indemnity of GACR, GACR or the GGL Shareholders set forth in Section 6.2.1 hereof.

(e)

Further Limitations on Disposition.  GACR further acknowledges that the GGL Shares are restricted securities under Rule 144 of the Act and, therefore, any certificates reflecting the ownership interest in GGL will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, GACR further agrees not to make any disposition of all or any portion of the GGL Shares unless and until:

(i)

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)

GACR shall have obtained the consent of the applicable GGL Entity and notified the applicable GGL Entity of the proposed disposition and shall have furnished the applicable GGL Entity with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the applicable GGL Entity, GACR shall have furnished GGL with an opinion of counsel, reasonably satisfactory to the applicable GGL Entity, that such disposition will not require registration under the Act or any applicable state securities laws

(g)

No Backup Withholding.  The Social Security Number or taxpayer identification shown in this Agreement is correct, and GACR is not subject to backup withholding because (i) GACR has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified GACR that he or she is no longer subject to backup withholding.

3.1.12

Leases.  GACR either own or have valid and existing leases with all facilities where its offices are located or where any of GACR’s or GACR’s equipment or other assets are located.

3.1.13

DTC-Eligibility.  GACR has approval from The Depository Trust Company to transfer its shares between brokers electronically and is “DTC-Eligible.”

3.1.14

Disclosure.  This Agreement with the Exhibits hereto and the Company’s books and records that were disclosed to GGL and the GGL Shareholders prior to Closing, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.1.15

GACR Securities.  The GACR Securities, when issued, will be duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and will be fully paid and non-assessable.

ARTICLE 4

CLOSING AND DELIVERY OF DOCUMENTS

4.1

Closing.  The Closing (the “Closing”) shall take place remotely at the offices of the Law Offices of Craig V. Butler, 9900 Research Drive, Irvine, CA 92618, within ten (10) business days after the signing of this Agreement by all Parties, or at such other date as agreed upon by the Parties.

4.2

Deliveries by GACR.  At the Closing:

4.2.1

GACR shall deliver to GGL and/or the GGL Shareholders, as appropriate:

written confirmation of the approval of this Agreement and the herein described transactions by GACR’s Board of Directors; ; and

(b)

the GACR Closing Shares.

.

4.3

Delivery by GGL.  At the Closing, or as otherwise set forth below:

4.3.1

GGL shall deliver to GACR:

(a)

written confirmation of the approval of this Agreement and the herein described transactions by GGL’s Board of Directors;

(b)

; and

(c)

Signed forms of Acknowledgment of Debt Forgiveness by both Andrew Nicholas Hewson and Steven Anthony Cain, in the form attached hereto as Exhibit B, evidencing the forgiveness of a total debt obligation of £37,861 owed by GGL to Mr. Hewson and Mr. Cain upon receipt of the number of GACR Shares indicated on Exhibit A.

4.4

Delivery by the GGL Shareholders.  At the Closing, or as otherwise set forth below:

4.4.1

The GGL Shareholders shall deliver to GACR:

(a)

the GGL Shares; and

(b)

stock powers or other required evidence of transfer of the GGL Shares to GACR and/or LEC.

ARTICLE 5

CONDITIONS, TERMINATION, AMENDMENT, AND WAIVER

5.1

Conditions Precedent.  This Agreement, and the transactions contemplated hereby, shall be subject to the following conditions precedent:

5.1.1

The obligation of GACR to transfer the GACR Securities and to satisfy its other obligations hereunder shall be subject to the fulfillment (or waiver by GACR and/or GACR), at or prior to the Closing, of the following conditions, which GGL and the GGL Shareholders agree to use their best efforts to cause to be fulfilled:

(a)

Representations, Performance.  If the Closing Date is not the date hereof, the representations and warranties contained in Section 2 hereof shall be materially true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; GGL and the GGL Shareholders shall have duly materially performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(b)

Consents.  Any required consent to the transactions contemplated by this Agreement shall have been obtained or waived.

(c)

Litigation.  No suit, action, arbitration, or other proceeding or investigation shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain material damages or other material relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which is likely to affect materially the value of GGL, other than as set forth in Schedule 2.1.7.

(d)

Proceedings and Documentation.  All proceedings of GGL in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such proceedings, shall be satisfactory in form and substance to GACR and their counsel, and their counsel shall have received all such receipts, documents, and instruments, or copies thereof, certified if requested, to which GACR are entitled and as may be reasonably requested.

(e)

Property Loss.  No portion of GGL’s assets shall have been destroyed or damaged or taken by condemnation under circumstances where the loss thereof will not be substantially reimbursed to GACR through the proceeds of applicable insurance or condemnation award.

(f)

Consents and Approvals.  All material licenses, permits, consents, approvals, authorizations, qualifications, and orders of governmental or regulatory bodies which are (1) necessary to enable GACR to fully operate the business of GGL as contemplated from and after the Closing shall have been obtained and be in full force and effect, or (2) necessary for the consummation of the transactions contemplated hereby, shall have been obtained.  Any notices to or consents of any party to any agreement or commitment constituting part of the transactions contemplated hereby, or otherwise required to consummate any such transactions, shall have been delivered or obtained.

(g)

GGL Financial Statements.  The GGL Financial Statements shall have been delivered to GACR.

5.1.2

The obligation of GGL and the GGL Shareholders to deliver the GGL Shares and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by GGL and the GGL Shareholders), at or prior to the Closing, of the following conditions, which GACR agree to use their best efforts to cause to be fulfilled:

(a)

Representations, Performance.  If the Closing Date is not the date hereof, the representations and warranties contained in Section 3.1 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; GACR shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(b)

Proceedings and Documentation.  All corporate and other proceedings of GACR in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be satisfactory in form and substance to GGL and the GGL Shareholders, and their counsel, and they have received all such receipts, documents, and instruments, or copies thereof, certified if requested, to which GGL is entitled and as may be reasonably requested.

5.2

Termination.  Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned prior to the Closing Date only by the mutual consent of all of the Parties, unless the transaction contemplated hereby is not closed by October 31, 2012, at which time this Agreement will automatically terminate unless extended by consent of both parties in writing.

5.3

Waiver and Amendment.  Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof.  The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party’s right at a later time to enforce the same.  No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty.  No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

ARTICLE 6

COVENANTS, INDEMNIFICATION

6.1

To consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, GGL and the GGL Shareholders covenant and agree as follows:

6.1.1

Notices and Approvals.  GGL and the GGL Shareholders agree: (a) to give all notices to third parties which may be necessary or deemed desirable by GACR in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use their best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by GACR in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use their best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by GACR in connection with this Agreement and the consummation of the transactions contemplated hereby.

6.1.2

Information for GACR’s and GACR’s Statements and Applications.  GGL and the GGL Shareholders and their employees, accountants, and attorneys shall cooperate fully with GACR in the preparation of any statements or applications made by GACR to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish GACR with all information concerning GGL and the GGL Shareholders necessary or deemed desirable by GACR for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

6.1.3

Access to Information.  GACR, together with its appropriate attorneys, agents, and representatives, shall be permitted to have full access to all of the books and records of GGL during reasonable business hours and upon reasonable notice.  Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

6.2

To induce GGL and the GGL Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation, or warranty made, GACR covenant and agree as follows:

6.2.1

Access to Information.  GGL and the GGL Shareholders, together with their appropriate attorneys, agents, and representatives, shall be permitted to make a full and complete investigation of GACR and have full access to all of the books and records of GACR during reasonable business hours.  Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

ARTICLE 7

MISCELLANEOUS

7.1

Expenses.  Except as otherwise specifically provided for herein or otherwise, whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such Party’s covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants’ fees and printing expenses for all services performed at the specific direction of that Party) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same, and the preparations made for carrying the same into effect.

7.2

Notices.  Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be delivered by email, facsimile or overnight courier to the following addresses:

To GACR:

Green Automotive Company

23 Corproate Plaza, Suite 150

Newport Beach, CA 92660 USA

Attn. Fred Luke, President

E-mail: fgl@usaelectricautol.com

Telephone:  + 949.629.2563

with a copy to:

Law Offices of Craig V. Butler

9900 Research Drive

Irvine, CA  92618

Facsimile No.: (949) 209-2545

Attn:  Craig V. Butler, Esq.

E-mail:  cbutler@craigbutlerlaw.com

To GGL:

Going Green Limited

C/O OEC Group

Broadway Road

Kingsteignton

Newton Abbot

Devon

United Kingdom

TQ12 3PJ

Facsimile No.:  +44 1626 240191

Attn.:    Clive Southwell

E-mail:  clive.southwell@liberty-ecars.com

To the GGL Shareholders:

To the address indicated on Exhibit A.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid.  Notice shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

7.3

Entire Agreement.  This Agreement, together with the schedules and exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.  No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.  The Parties acknowledge the Share Purchase Agreement and incorporate it by reference herein inasmuch as it binds the GGL Shareholders to exchange their shares in GGL for shares in the public company once LEC became publicly-traded or was acquired by a publicly-traded company.

7.4

Survival of Representations.  All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates, or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder.  All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a Party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any Party hereto, notwithstanding that such Party knew or should have known at the time of Closing that such right or remedy existed.

7.5

Incorporated by Reference.  All documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

7.6

Remedies Cumulative.  No remedy herein conferred upon any Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

7.7

Execution of Additional Documents.  Each Party hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

7.8

Finders and Related Fees.  Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus, or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said Party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

7.9

Governing Law.  This Agreement has been negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

7.10

Forum.  Each of the Parties hereto agrees that any action or suit which may be brought by any Party hereto against any other Party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

7.11

Attorneys Fees.  Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to, arbitration, the prevailing Party shall be reimbursed by the nonprevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys fees exclusive of such amount of attorneys fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

7.12

Binding Effect and Assignment.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.

7.13

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

[remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written hereinabove.

“GACR”	“GGL”

Green Automotive Company	Going Green Limited,
a Nevada corporation	a England corporation

/s/ Fred Luke	/s/ Clive Southwell
By: Fred Luke	By: Clive Southwell
Its: President	Its: Ground Operations Director

Note:  The GGL Shareholders are not signatories this Agreement as GGL and LEC have agreed to incorporate the provisions of the Share Purchase Agreement as part of this Agreement to the extent the GGL Shareholders agreed to exchange their shares in GGL for shares in the public company once LEC became publicly-traded or was acquired by a publicly-traded company, and the GGL Shareholders were signatories to the Share Purchase Agreement.

Schedule 2.1.7

GGL Litigation

Schedule 2.1.11(e))

Affiliate Disclosures

Andrew Nicholas Hewson, the largest shareholder in Going Green Limited, is a member of Green Automotive Company’s Board of Directors.

Schedule 3.1.3

Capitalization of GACR

Common Stock Issued and Outstanding: 328,301,468 (as of 12/15/2012)

Series A Convertible Preferred Stock Issued and Outstanding: 830,000

Series B Convertible Preferred Stock Issued and Outstanding: 10,000,000 (as of 08/31/2012)

Schedule 3.1.7

GACR Litigation

Our predecessor, Go Green USA, LLC (“Go Green”) was a party defendant, along with other defendants in a civil action filed in Marshall County, West Virginia by Glen Dale Motor Co. and Tomsic Motor Co, Civil Action No. 11-C-104 H.  This undefended and previously unknown action resulted in a default judgment and related judgment order in the amount of $3,717,615 with interest accruing at 7% per annum from and after February 13, 2012.  There is no active effort to enforce this action against Go Green and we believe there are numerous defenses to the asserted judgment and any such enforcement effort.  Moreover, the existence of liability pre-existed our acquisition of Go Green and its existence was not disclosed as a part of the acquisition.

Exhibit A

GGL Shareholders

Name	No. of GGL Entity Common Shares to be Exchanged	No. of GACR Common Stock to be Received

Andrew Nicholas Hewson	15,100	491,536
Steven Anthony Cain	14,000	455,729
Renewable Capital LP	9,600	312,500
Chetan Maini	2,400	78,125
Hylton Murray-Philipson	1,600	52,083
Keith Johnston	1,400	45,573
John French	1,300	42,318
Susan Vernetta Cheshire	1,300	42,318
David Bell	500	16,276
Alex Tutt	200	6,510
Joe Byars	200	6,510
Elmwood Design Limited	100	3,255
Leaders Quest Limited	100	3,255
David Grayson	100	3,255
Elizabeth Gray	100	3,255

Total	48,000	1,562,498

GGL Creditors

Name	Amount of Debt to be Cancelled and Exchanged for GACR Shares	No. of GACR Common Stock to be Received

Andrew Nicholas Hewson	£27,912	110,950
Steven Anthony Cain	£9,950	39,551

Total	£37,861

Exhibit B

Form of Acknowledgment of Debt Forgiveness